SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2008 (December 2, 2008)

U-Store-It Trust

(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

50 Public Square
Suite 2800
Cleveland, OH		44113
(Address of principal executive offices)		(Zip Code)

(216) 274-1340

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

U-Store-It Trust (the “Company”) is re-issuing its historical financial statements for the years ended December 31, 2007, 2006, and 2005 the quarter ended March 31, 2008 and the quarter ended June 30, 2008 in connection with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”).   During the nine months ended September 30, 2008, the Company sold 16 storage facilities and classified another five storage facilities as held for sale at September 30, 2008, and in compliance with SFAS 144 has reported revenue and expenses of these properties as discontinued operations in its quarterly report ended September 30, 2008.  This reclassification has no effect on the Company’s reported net income, statement of cash flows or financial position.

This Current Report on Form 8-K updates Part II – Items 6, 7 and 8 and Part IV – Item 15 of the Company’s December 31, 2007 Annual Report on Form 10-K filed on February 29, 2008 (the “2007 Form 10-K”), to reflect the storage facilities sold during the nine months ended September 30, 2008 as well as the storage facilities classified as held for sale at September 30, 2008 as discontinued operations.   Exhibit 99.1 of this Current Report on Form 8-K contains the updated sections of the 2007 Form 10-K.  This update is limited in scope as described above, and no attempt has been made to update, amend or change any other items or disclosures in the 2007 Form 10-K except to the extent expressly provided above.  Accordingly, all other items that remain unaffected are omitted in this filing.  Except as described above, we do not purport by this Current Report on Form 8-K or Exhibit 99.1 to update any of the information contained in the 2007 Form 10-K.

This Current Report on Form 8-K updates Part I – Items 1 and 2 of the Company’s March 31, 2008 Quarterly Report on Form 10-Q filed on May 9, 2008 (the “2008 First Quarter Form 10-Q”), and Part I – Items 1 and 2 of the Company’s June 30, 2008 Quarterly Report on Form 10-Q filed on August 8, 2008 (the “2008 Second Quarter Form 10-Q”), to reflect the storage facilities sold during the nine months ended September 30, 2008 as well as the storage facilities classified as held for sale at September 30, 2008 as discontinued operations. Exhibit 99.2 and Exhibit 99.3 of this Current Report on Form 8-K contain the updated sections of the 2008 First Quarter Form 10-Q and 2008 Second Quarter Form 10-Q, respectively.  This update is limited in scope as described above, and no attempt has been made to update, amend or change any other items or disclosures in the 2008 First Quarter Form 10-Q or 2008 Second Quarter Form 10-Q except to the extent expressly provided above.  Accordingly, all other items that remain unaffected are omitted in this filing.  Except as described above, we do not purport by this Current Report on Form 8-K or Exhibit 99.2 or Exhibit 99.3 to update any of the information contained in the 2008 First Quarter Form 10-Q or Second Quarter Form 10-Q, respectively.

This Current Report on Form 8-K, including the exhibits hereto, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Although we believe the expectations reflected in these forward-looking statements are based on reasonable assumptions, future events and actual results, performance, transactions or achievements, financial and otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•                  national and local economic, business, real estate and other market conditions;

•                  the competitive environment in which we operate;

•                  the execution of our business plan;

•      financing risks, including the risk of overleverage and the corresponding risk of default on our mortgage loans and other debt and potential inability to refinance existing indebtedness;

•      increases in interest rates and operating costs;

•      counterparty non-performance related to the use of derivative financial instruments;

•      our ability to maintain our status as a real estate investment trust for federal income tax purposes;

•      acquisition and development risks;

•      changes in real estate and zoning laws or regulations;

•      risks related to natural disasters;

•      potential environmental and other liabilities;

•      other factors affecting the real estate industry generally or the self-storage industry in particular; and

•      other risks identified in our Annual Report on Form 10-K and, from time to time, in other reports we file with the Securities and Exchange Commission or in other documents that we publicly disseminate.

We undertake no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required in securities laws.

Item 9.01.   Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1

Form 10-K for the year ended December 31, 2007, Part II, Item 6. Selected Financial Data; Form 10-K for the year ended December 31, 2007, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Form 10-K for the year ended December 31, 2007, Part II, Item 8. Financial Statements and Supplementary Data; Form 10-K for the year ended December 31, 2007, Part IV, Item 15. Exhibits and Financial Statement Schedules

99.2

Form 10-Q for the quarterly period ended March 31, 2008, Part I, Item 1. Financial Statements; Form 10-Q for the quarterly period ended March 31, 2008, Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3

Form 10-Q for the quarterly period ended June 30, 2008, Part I, Item 1. Financial Statements; Form 10-Q for the quarterly period ended June 30, 2008, Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-STORE-IT TRUST

Date: December 2, 2008	By:	/s/ Timothy M. Martin
		Name:	Timothy M. Martin
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1

Form 10-K for the year ended December 31, 2007, Part II, Item 6. Selected Financial Data; Form 10-K for the year ended December 31, 2007, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Form 10-K for the year ended December 31, 2007, Part II, Item 8. Financial Statements and Supplementary Data; Form 10-K for the year ended December 31, 2007, Part IV, Item 15. Exhibits and Financial Statment Schedules

99.2

Form 10-Q for the quarterly period ended March 31, 2008, Part I, Item 1. Financial Statements; Form 10-Q for the quarterly period ended March 31, 2008, Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3

Form 10-Q for the quarterly period ended June 30, 2008, Part I, Item 1. Financial Statements; Form 10-Q for the quarterly period ended June 30, 2008, Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations